UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01 Entry in a Material Definitive Agreement

On November 9, 2012, Bioanalytical Systems, Inc. (the "Company") and Regions Bank (“Regions”) executed a Sixth Amendment (“Amendment”) to its loan agreement with Regions. Regions agreed to extend the term loan maturity date to May 4, 2013. The unpaid principal on the notes will be incorporated into a replacement note that will bear interest at LIBOR plus 400 basis points (minimum of 6.0%) with monthly principal amortization.

The foregoing discussion of the Amendment is entirely qualified by reference to the text of the Amendment, which is attached as Exhibit 10.1, and incorporated herein by this reference.

On November 9, 2012, the Company issued a press release announcing the Amendment. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

 Item 9.01 Exhibits

(d)  Exhibits:

10.1	Sixth Amendment to Loan Agreement between Bioanalytical Systems, Inc. and Regions Bank, executed November 9, 2012.

99.1	Bioanalytical Systems, Inc. press release, issued November 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: November 9, 2012	By:	/s/ Jacqueline M. Lemke
Jacqueline M. Lemke Interim President and Chief Executive Officer and Chief Financial Officer and Vice President—Finance